UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2009

Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32248 (Commission File Number)	06-1722127 (IRS Employer Identification Number)

420 Lexington Avenue New York, New York (Address of Principal Executive Offices)		10170 (Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On April 24, 2009 (the “Closing Date”), in connection with the Company’s internalization (the “Internalization”) of GKK Manager LLC (the “Manager”), the Company and GKK Capital LP (the “OP”) entered into a Securities Transfer Agreement (the “Securities Transfer Agreement”) with SL Green Operating Partnership, L.P. (“SLGOP”), GKK Manager Member Corp. (“Manager Corp”) and SL Green Realty Corp. (“SL Green”) (only with respect to certain sections in the Securities Transfer Agreement), pursuant to which (i) SLGOP and Manager Corp agreed to transfer to the OP membership interests in the Manager and (ii) SLGOP agreed to transfer to the OP its Class B limited partner interests in the OP, in exchange for certain de minimis cash consideration.  The Securities Transfer Agreement contains standard representations, warranties, covenants and indemnities.  The Company and the OP also agreed to pay SLGOP, following the Internalization, an amount equal to the distributions, if any, that would have been due on the Class B limited partner interests owned by the Manager and SLGOP for the first quarter of 2009, subject to certain conditions. A copy of the Securities Transfer Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.  The Internalization does not affect the existing collateral management agreements with respect to the Company’s collateral debt obligations and the Manager’s status as the collateral manager thereunder.

Concurrently with the execution of the Securities Transfer Agreement, the Company, SLGOP and SL Green also entered into a Special Rights Agreement (the “Special Rights Agreement”) pursuant to which SL Green and SLGOP agreed to provide the Company certain management information systems services from the Closing Date through the date that is 90 days from the Closing Date and the Company agreed to pay SLGOP a monthly cash fee of $25,000 in connection therewith.  The Company also agreed to use its best efforts to operate as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended, during each taxable year and to cause its tax counsel to provide legal opinions to SL Green relating to the Company’s REIT status.  Other than with respect to the transitional services provisions of the Special Rights Agreement as set forth therein, the Special Rights Agreement will terminate when SLGOP ceases to own at least 7.5% of the shares of the Company’s common stock.  A copy of the Special Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

A press release describing the Internalization is attached hereto as Exhibit 99.1.

Item 1.02.  Termination of Material Definitive Agreement

In connection with the Securities Transfer Agreement, the Amended and Restated Origination Agreement, dated as of April 19, 2006, by and between the Company and SLGOP, and the Services Agreement, dated as of October 27, 2008, by and among the Company, the OP, SLGOP and SL Green, automatically terminated as of the Closing Date.  In addition, immediately following the Internalization, the Company terminated the Second Amended and Restated Management Agreement, dated as of October 27, 2008, by and among the Company, the OP and the Manager.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Employment Contracts

In connection with the Internalization, the Company assumed, among other things, the obligations of the Manager under certain employment contracts (collectively, the “Employment Agreements”) between the Manager and each of Roger M. Cozzi, Timothy J. O’Connor and Robert R. Foley (collectively, the “Executive Officers”) who were formerlly employees of the Manager, effective as of April 24, 2009.  The

Compensation Committee of the Board will evaluate the terms of the Employment Agreements and may renegotiate such terms with each of the Executive Officers in the future.

The discussion below describes the terms of the Employment Agreements.  This discussion is qualified in its entirety by reference to the copies of the Employment Agreements, which are being filed with this Current Report on Form 8-K as Exhibits 10.3, 10.4, and 10.5, respectively, and are incorporated herein by reference.

Roger M. Cozzi.  Mr. Cozzi’s employment agreement has a term of three years, commencing on October 28, 2008 and ending on December 31, 2011, which will automatically renew for successive one-year periods unless either party serves the required notice under the agreement.  The agreement provides for an annual salary of $500,000 and such discretionary annual bonuses as the Manager, in its sole discretion, may deem appropriate to reward Mr. Cozzi for job performance.  The target annual bonus for each year after 2008 will be at least $800,000.  Under the agreement, the Manager is also obligated to maintain a life insurance policy for the benefit of Mr. Cozzi’s beneficiaries in the face amount of $5 million, or if not available at reasonable rates, to self-insure Mr. Cozzi up to the maximum cash severance payable under the agreement.   If Mr. Cozzi is terminated for any reason, under the agreement he will be subject to the following obligations: (i) noncompetition with the Manager for one year (or three months if his employment is terminated due to a non-renewal of the term of employment or terminated for Cause, or six months if Mr. Cozzi terminates his employment after the payment of a discretionary bonus for any year in an amount less than $800,000); (ii) non-solicitation of the Manager’s employees for two years; and (iii) non-disparagement of the Manager and non-interference with its business for one year.  The employment agreement also provides for the following payments and benefits to Mr. Cozzi in connection with the termination of his employment with the Manager:

•                  Termination without Cause or with Good Reason.  If Mr. Cozzi’s employment is terminated by the Manager without Cause or by Mr. Cozzi for Good Reason, Mr. Cozzi will receive (i) annual base salary for a period of 12 months following termination and (ii) annual performance bonuses, subject to certain formula.  Mr. Cozzi will continue to receive his medical and welfare benefits for 12 months, and all of his unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus will fully vest or become exercisable on the date of termination.  Mr. Cozzi will also have 12 months of additional vesting for his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.  If such termination occurs in connection with or within 18 months after a Change-in-Control, then Mr. Cozzi will be entitled to the payments and benefits described above for a period of 24 months following termination.

•                  Termination upon death.  If Mr. Cozzi’s employment is terminated by the Manager upon his death, his estate will receive (i) any earned and accrued by unpaid base salary and (ii) a prorated annual bonus and an additional 12-month performance bonus, subject to certain conditions.  In addition, all of Mr. Cozzi’s unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus will fully vest or become exercisable on the date of termination and  he will be entitled to 12 months of additional vesting of his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

•                  Termination upon disability.  If Mr. Cozzi’s employment is terminated by the Manager upon his disability, Mr. Cozzi will receive (i) annual base salary for a period of 12 months following termination and (ii) a prorated annual bonus, subject to certain conditions.  Mr. Cozzi will continue to receive his medical and welfare benefits for 12 months, and all of his unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus, will fully vest or become exercisable on the date of termination.  Mr. Cozzi will also have 12 months of additional vesting for his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

Notwithstanding the foregoing, the acceleration of vesting and extension of the period within which to exercise vested stock options is not applicable to any equity-based awards of the Company, the OP or any of their subsidiaries made to Mr. Cozzi that may be deemed to have been first granted to the Manager and then granted by the Manager to Mr. Cozzi.  Given that all equity-based awards received by Mr. Cozzi were deemed to have been first granted to the Manager and then granted by the Manager to Mr. Cozzi, the acceleration of the vesting of equity-based awards of the Company is governed by the terms of such awards and that certain Severance Agreement, dated as of October 27, 2008 entered into by the Company and Mr. Cozzi, which was filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2008.

The terms Cause, Good Reason and Change-in-Control are specifically defined in Mr. Cozzi’s employment agreement.

Timothy J. O’Connor.  Mr. O’Connor’s employment agreement has a term of three years, commencing on November 13, 2008 and ending on December 31, 2011, which will automatically renew for successive one-year periods unless either party serves the required notice under the agreement.  The agreement provides for an annual salary of $400,000 and such discretionary annual bonuses as the Manager, in its sole discretion, may deem appropriate to reward Mr. O’Connor for job performance.  The target annual bonus for each year after 2008 will be at least $500,000.  If Mr. O’Connor is terminated for any reason, under the agreement he will be subject to the following obligations: (i) noncompetition with the Manager for one year (or three months if his employment is terminated due to a non-renewal of the term of employment or terminated for Cause, or six months if Mr. O’Connor terminates his employment after the payment of a discretionary bonus for any year in an amount less than $500,000); (ii) non-solicitation of the Manager’s employees for two years; and (iii) non-disparagement of the Manager and non-interference with its business for one year.  The employment agreement also provides for the following payments and benefits to Mr. O’Connor in connection with the termination of his employment with the Manager:

•                  Termination without Cause or with Good Reason.  If Mr. O’Connor’s employment is terminated by the Manager without Cause or by Mr. O’Connor for Good Reason, Mr. O’Connor will receive (i) annual base salary for a period of 12 months following termination and (ii) annual performance bonuses, subject to certain formula.  Mr. O’Connor will continue to receive his medical and welfare benefits for 12 months, and all of his unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus, will fully vest or become exercisable on the date of termination.  Mr. O’Connor will also have 12 months of additional vesting for his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.  If such termination occurs in connection with or within 18 months after a Change-in-Control, then Mr. O’Connor will be entitled to the payments and benefits described above for a period of 24 months following termination.

•                  Termination upon death.  If Mr. O’Connor’s employment is terminated by the Manager upon his death, his estate will receive (i) any earned and accrued by unpaid base salary and (ii) a prorated annual bonus, subject to certain conditions.  In addition, all of Mr. O’Connor’s unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus will fully vest or become exercisable on the date of termination and  he will be entitled to 12 months of additional vesting of his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

•                  Termination upon disability.  If Mr. O’Connor’s employment is terminated by the Manager upon his disability, Mr. O’Connor will receive (i) annual base salary for a period of 12 months following termination and (ii) a prorated annual bonus and an additional 12-month performance bonus, subject to certain conditions.  Mr. O’Connor will continue to receive his medical and welfare benefits for 12 months, and all of his unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus, will fully vest or become exercisable on the date of termination.  Mr. O’Connor will also have 12 months of additional vesting for his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

Notwithstanding the foregoing, the acceleration of vesting and extension of the period within which to exercise vested stock options is not applicable to any equity-based awards of the Company, the OP or any of their subsidiaries made to Mr. O’Connor that may be deemed to have been first granted to the Manager and then granted by the Manager to Mr. O’Connor. Given that all equity-based awards received by Mr. O’Connor were deemed to have been first granted to the Manager and then granted by the Manager to Mr. O’Connor, the acceleration of the vesting of equity-based awards of the Company is governed by the terms of such awards and that certain Severance Agreement, dated as of November 13, 2008 entered into by the Company and Mr. O’Connor, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2008.

The terms Cause, Good Reason and Change-in-Control are specifically defined in Mr. O’Connor’s employment agreement.

Robert R. Foley.  Mr. Foley’s employment agreement, as amended, has an initial term through August 2, 2010, which would be extended for such certain period of time as mutually agreed to by the parties.  The agreement provides for a minimum annual salary of $350,000 and such discretionary annual bonuses of at least $250,000 as the Manager, in its sole discretion, may deem appropriate to reward Mr. Foley for job performance.  In the discretion of the Compensation Committee of the Board, Mr. Foley is eligible to participate in any equity incentive plan of the Company.   If Mr. Foley is terminated for any reason, under the agreement he will be subject to the following obligations: (i) noncompetition with the Manager for one year; (ii) non-solicitation of the Manager’s employees for two years; and (iii) non-disparagement of the Manager and non-interference with its business for one year.  The employment agreement also provides for the following payments and benefits to Mr. Foley in connection with the termination of his employment with the Manager:

•                  Termination without Cause or with Good Reason.  If Mr. Foley’s employment is terminated by the Manager without Cause or by Mr. Foley for Good Reason, Mr. Foley will receive annual base salary and minimum bonus for a period of 12 months following termination.  Any unvested equity awards granted to Mr. Foley that would otherwise vest and become exercisable during the 12-month period following termination will be vested or become exercisable on the date of termination.  Mr. Foley will also have six months of additional vesting for his outstanding unexercised stock options.

•                  Termination for Cause or without Good Reason.  Under certain limited circumstances in which Mr. Foley’s employment is terminated by the Manager for Cause or by Mr. Foley without Good Reason, Mr. Foley will be entitled to exercise any stock options which have vested as of the termination date but only for a period of three months after such termination.

•                  Termination upon death.  If Mr. Foley’s employment is terminated by the Manager upon his death, his estate will receive annual base salary and pro rata portion of the annual performance bonus for a period of six months following termination.  In addition, Mr. Foley will be entitled to six months of additional vesting of his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

•                  Termination upon disability.  If Mr. Foley’s employment is terminated by the Manager upon his disability, Mr. Foley will receive annual base salary and pro rata portion of the annual performance bonus for a period of six months following termination.  In addition, Mr. Foley will be entitled to six months of additional vesting of his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

The terms Cause, Good Reason and Change-in-Control are specifically defined in Mr. Foley’s employment agreement.

A copy of the amendment to Mr. Foley’s employment agreement is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 22, 2008.  On October 27, 2008, Mr. Foley’s employment agreement was further amended for certain ministerial changes.

Management Changes

Effective on April 24, 2009, John B. Roche resigned as Chief Financial Officer of the Company to pursue other opportunities.  The Board of Directors of the Company (the “Board”) elected Jon W. Clark as Chief Financial Officer and Treasurer of the Company, effective on April 24, 2009.

In connection with Mr. Clark’s appointment, the Manager and Mr. Clark entered into an Employment and Noncompetition Agreement, dated as of April 27, 2009, with an effective date of April 24, 2009 (the “Clark Employment Agreement”).  The Clark Employment Agreement has an initial term through April 30, 2012, which will automatically renew for successive one-year periods unless either party serves the required notice under the agreement.  The agreement provides for an annual salary of $225,000 and such discretionary annual bonuses as the Manager, in its sole discretion, may deem appropriate to reward Mr. Clark for job performance.  The target annual bonus for each year after 2009 will be at least $200,000.  If Mr. Clark is terminated for any reason, under the agreement he will be subject to the following obligations: (i) noncompetition with the Manager for six months (or three months if his employment is terminated due to a non-renewal of the term of employment or terminated for Cause, or three months if Mr. Clark terminates his employment after the payment of a discretionary bonus for any year in an amount less than $200,000); (ii) non-solicitation of the Manager’s employees for two years; and (iii) non-disparagement of the Manager and non-interference with its business for one year.  The employment agreement also provides for the following payments and benefits to Mr. Clark in connection with the termination of his employment with the Manager:

•                  Termination without Cause or with Good Reason.  If Mr. Clark’s employment is terminated by the Manager without Cause or by Mr. Clark for Good Reason, Mr. Clark will receive (i) annual base salary for a period of six months following termination and (ii) annual performance bonuses, subject to certain formula.  Mr. Clark will continue to receive his medical and welfare benefits for six months, and all of his unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus, will fully vest or become exercisable on the date of termination.  Mr. Clark will also have 12 months of additional vesting for his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.  If such termination occurs in connection with or within 18 months after a Change-in-Control, then Mr. Clark will be entitled to the payments and benefits described above for a period of 12 months following termination.

•                  Termination upon death.  If Mr. Clark’s employment is terminated by the Manager upon his death, his estate will receive (i) any earned and accrued by unpaid base salary and (ii) a prorated annual bonus, subject to certain conditions.  In addition, all of Mr. Clark’s unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus will fully vest or become exercisable on the date of termination and  he will be entitled to 12 months of additional vesting of his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

•                  Termination upon disability.  If Mr. Clark’s employment is terminated by the Manager upon his disability, Mr. Clark will receive (i) annual base salary for a period of six months following termination and (ii) a prorated annual bonus and an additional six-month performance bonus, subject to certain conditions.  Mr. Clark will continue to receive his medical and welfare benefits for six months, and all of his unvested and unexercisable restricted stock, options or other equity-based awards that were granted as payment of a cash bonus, will fully vest or become exercisable on the date of termination.  Mr. Clark will also have 12 months of additional vesting for his outstanding restricted stock, option or other equity-based awards and any then vested unexercised stock options will remain exercisable until the earlier of the expiration of their term or the second January 1 following the termination date.

Notwithstanding the foregoing, the acceleration of vesting and extension of the period within which to exercise vested stock options is not applicable to any equity-based awards of the Company, the OP or any of their subsidiaries made to Mr. Clark that may be deemed to have been first granted to the Manager and then granted by the Manager to Mr. Clark. Given that all equity-based awards received by Mr. Clark were deemed to have been first granted to the Manager and then granted by the Manager to Mr. Clark, the acceleration of the vesting of equity-based awards of the Company is governed by the terms of such awards.

The terms Cause, Good Reason and Change-in-Control are specifically defined in the Clark Employment Agreement.

A copy of the Clark Employment Agreement is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

Prior to being elected as Chief Financial Officer and Treasurer of the Company, Mr. Clark has been the Company’s Chief Accounting Officer since March 2009.  Mr. Clark also served in a role as Vice President and Controller of the Company.  Mr. Clark was previously employed by SL Green Realty Corp. or the Manager until April 24, 2009.  Prior to joining SL Green in 2007, Mr. Clark was a Director at

BlackRock Financial Management where he managed the accounting and finance department for real estate debt products.  He also served as Anthracite Capital Inc.’s Assistant Treasurer during that time.  He joined Blackrock Financial Management in 2000.  Prior to joining BlackRock Financial Management, Mr. Clark was a Vice President at Cornerstone Properties, Inc. (acquired by Equity Office Properties in 2000) where he established its internal audit department.  Mr. Clark is a certified public accountant and obtained his public accountancy experience as a manager in the national real estate practices of Arthur Andersen LLP and BDO Seidman LLP.   Mr. Clark holds a B.B.A. degree in Accountancy from Western Michigan University.  Mr. Clark is 40 years old.

A press release describing the Company’s management change is attached hereto as Exhibit 99.2.

Item 9.01  Exhibits

(d)               Exhibits

Exhibit No.	Description

10.1

Securities Transfer Agreement, dated as of April 24, 2009, by and among Gramercy Capital Corp., GKK Capital LP, SL Green Operating Partnership, L.P., GKK Manager Member Corp. and SL Green Realty Corp. (solely for the purpose of Sections 2.6, 5.4, 5.5, 5.6, 6.3, 6.4, 6.5, 7.1, 7.2, 7.3, 7.4(a), 7.4(b), 7.4(d), 7.4(e), 7.5, 7.6, 7.7 and Article VIII).

10.2	Special Rights Agreement, dated as of April 24, 2009, by and between Gramercy Capital Corp. and SL Green Operating Partnership, L.P.
10.3	Employment and Noncompetition Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and Roger Cozzi.
10.4	Employment and Noncompetition Agreement, dated as of November 13, 2008, by and between GKK Manager LLC and Timothy O’Connor.
10.5	Employment and Noncompetition Agreement, dated as of July [ ], 2004, by and between GKK Manager LLC and Robert R. Foley.
10.6	Employment and Noncompetition Agreement, dated as of April 27, 2009, by and between Gramercy Capital Corp. and Jon W. Clark.
99.1	Press release, dated April 27, 2009.
99.2	Press release, dated April 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April  28, 2009

By :	/s/ Robert R. Foley
Name: Robert R. Foley
Title: Chief Operating Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1

Securities Transfer Agreement, dated as of April 24, 2009, by and among Gramercy Capital Corp., GKK Capital LP, SL Green Operating Partnership, L.P., GKK Manager Member Corp. and SL Green Realty Corp. (solely for the purpose of Sections 2.6, 5.4, 5.5, 5.6, 6.3, 6.4, 6.5, 7.1, 7.2, 7.3, 7.4(a), 7.4(b), 7.4(d), 7.4(e), 7.5, 7.6, 7.7 and Article VIII).

10.2	Special Rights Agreement, dated as of April 24, 2009, by and between Gramercy Capital Corp. and SL Green Operating Partnership, L.P.
10.3	Employment and Noncompetition Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and Roger Cozzi.
10.4	Employment and Noncompetition Agreement, dated as of November 13, 2008, by and between GKK Manager LLC and Timothy O’Connor.
10.5	Employment and Noncompetition Agreement, dated as of July [ ], 2004, by and between GKK Manager LLC and Robert R. Foley.
10.6	Employment and Noncompetition Agreement, dated as of April 27, 2009, by and between Gramercy Capital Corp. and Jon W. Clark.
99.1	Press release, dated April 27, 2009.
99.2	Press release, dated April 27, 2009.